UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 15, 2005

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(Date of earliest event reported)

ROYCE BIOMEDICAL, INC.

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(Exact name of registrant as specified in its charter)

            Nevada                   000-29895                98-0206542

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

433 Town Center Suite 316

Corte Madera, CA 94925

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(Address of principal offices, including Zip Code)

(415) 738-8887

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(Registrant's telephone number, including area code)

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(Former name or Former Address, if Changed Since Last Report)

On April 15, 2005, the Company executed a Share Exchange Agreement with Smart-tek Communications, Inc (“SCI”) in which all the of the shares of SCI were transferred to the Company by the sole shareholder of SCI, Mr. Perry Law (“Law”) for 1,000 shares of the common stock of the Company.  In addition, Law was to be appointed as a Director of the Company. The Share Exchange Agreement is incorporated by reference as Exhibit 10.27 to Form 8-K as filed with the Securities and Exchange Commission on April 19, 2005.

On April 23, 2005, the Company authorized SCI to enter into Executive Employment Agreements with Law, as President of SCI, and with Mr. Stephen Platt (“Platt”), as Vice-President of SCI (incorporated by reference as Exhibits 10.28 and 10.29 to Form 8-K as filed with the Securities and Exchange Commission on April 27, 2005). These agreements each required the issuance of 650,000 stock options in the stock of the Company at $0.15 per share, vesting over a three year period. Until the Company’s Definitive Information Statement Pursuant to Section14(c) which is herein incorporated by reference, as filed with the Securities and Exchange Commission on June 13, 2005, became effective, there were an insufficient number of authorized shares of common stock underlying these options to formally issue them to both Law and Platt.

Item 1.01  Entry into a Material Definitive Agreement

On April 23, 2005, the Company granted stock options pursuant to the Executive Employment Agreements with Messrs. Perry Law and Stephen J Platt.  Law and Platt each received 650,000 stock options, effective on April 23, 2005 with an exercise price of $0.15 (fair market value on April 23, 2005), and vest ratably in quarterly installments over three years. The options are intended to constitute incentive stock options designed pursuant to section 422 of the Internal Revenue Code of 1986, as amended. The Stock Option Grants are filed as an exhibit hereto and the description above is qualified in its entirety to the agreements.

Item 3.02  Unregistered Sales of Equity Securities

On August 15, 2005 the Company issued Law 1,000 shares of its common stock pursuant to the Share Exchange Agreement executed on April 15, 2005.  These securities were issued pursuant to an exemption from registration provided under Section 4(2) and 4(6) of the Securities Act of 1933. The parties to whom the shares were issued received information concerning the Company. The shares were appropriately restricted. No underwriters were involved in the transactions and no commissions were paid.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

 On August 15, 2005, the Company appointed Mr. Perry Law to its Board of Directors, expanding its Board membership from five to six.  Mr. Law has been President and founder of Smart-tek Communications, Inc since its formation in 1997. Smart-tek Communications , Inc. became a wholly-owned subsidiary of the Company on April 15, 2005.  On April 23, 2005, Mr. Law was appointed President of the Company’s Smart-tek Communications, Inc subsidiary.

Item 8.01. Other Events

On August 17, 2005, the Company received notification that the complaint filed by William T. Hart on February 25, 2005, and disclosed on Form 8-K as filed with the Securities and Exchange Commission on that date, had been dismissed on August 11, 2005 pursuant to the payment in full by the Company of the outstanding fees which were the subject of the complaint.

Item 9.01. Exhibits and Reports on Form 8-K

(a)   Exhibits

10.31

Perry Law Stock Option Grant

10.32

Stephen J Platt Stock Option Grant

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Royce Biomedical, Inc.

By: /s/ Joseph C. Sienkiewicz

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 Joseph C. Sienkiewicz, Secretary

Date:  August 22 , 2005